UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-02201

              Insight Select Income Fund

(Exact name of registrant as specified in charter)

200 Park Avenue, 7th Floor

                                 New York, NY 10166

(Address of principal executive offices) (Zip code)

Clifford D. Corso

200 Park Avenue, 7th Floor

                                 New York, NY 10166

(Name and address of agent for service)

Registrant’s telephone number, including area code:  212-527-1800

Date of fiscal year end:  March 31

Date of reporting period:  September 30, 2018

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

INSIGHT SELECT INCOME FUND SHAREHOLDER LETTER

For the Six-Month Period Ended 09/30/18

October 17, 2018

DEAR SHAREHOLDERS:

Over the last six months, the US economy has grown strongly, underpinned by 4% consumption growth, continued business investment and acceleration in government spending. Alongside this, unemployment has moved below 4% which has helped push wage growth to around 3%. Corporate profitability has also been strong, aided significantly by the 2017 tax cuts. Given this strong domestic economic backdrop, the Federal Reserve (Fed) has raised rates the last three quarters. Conversely, optimism about growth overseas has waned given a slowdown in Europe and the emerging markets. For the full year 2018, we expect US GDP growth to approach 3% which is the fastest pace of growth we have seen in over a decade. Indeed, US growth in this cycle has remained below trend at around 2% since the financial crisis and has exhibited the shallowest growth trajectory post-recession in post-war history. Perhaps the slower growth and elevated skepticism throughout most of this expansion has reduced the potential build-up of excesses in the economy which could help further prolong this expansion.

Looking ahead into 2019, the domestic economy has solid momentum given strong consumption and continued effects of fiscal stimulus. That said, growth may moderate over the course of the year as the effect of the stimulus fades and the lagged impact of higher interest rates is felt. Our base case is one in which the US economy remains in a self-sustaining expansion, although growth will be somewhat slower than in 2018. A further escalation of trade-related tensions and a cyclical slowdown overseas are downside risks to our base case. While they could slow growth, we don’t believe they are likely to tip the US into a recession given the strong domestic economic momentum.

With inflation at the Fed’s target of 2%, we expect continued gradual rate hikes if our expectation for the real economy materializes. The market remains concerned about a policy error, should the Fed continue to tighten before realizing the underlying economy has weakened. While Chairman Jerome Powell is less sensitive to market volatility than his predecessors, we believe this Fed does remain data-dependent and a deterioration to the outlook would result in a slower path for interest rate increases.

Given the strong economy, risk premiums for the domestically-focused and higher yielding credit sectors narrowed during the reporting period, meaning that risk appetite generally improved for investors. Conversely, higher quality sectors that are more dependent on foreign demand lagged. This divergence was beneficial for the Fund’s performance given our bias towards US centric assets including asset-backed securities (ABS), commercial mortgage-backed securities, high yield, and select investment grade corporate sectors like pipelines and insurance.

Looking forward, we maintain a carefully selected overweight to the credit markets, emphasizing improving credits or those that we believe represent stable sources of income. We recognize that high yield valuations are near post-crisis tights and we remain cautious on generic market beta and focused on idiosyncratic opportunities within the sector. Recent shifts in the portfolio have included an increase in allocation to the ABS sectors that potentially benefit from US economic outperformance and offer structural protections. We are also increasingly scrutinizing investment grade credits that have levered up in this cycle due to mergers and acquisitions or share repurchases to ensure their balance sheets are on a sustainable footing. These efforts are aimed at minimizing price effects from negative credit migration. The duration of the portfolio remains near neutral, relative to the index, given macro risk events on the horizon.

As of September 30, 2018, the Fund had a net asset value (NAV) of $20.20 per share. This represents a -1.70% decrease from $20.55 per share on March 31, 2018. On September 30, 2018, the Fund’s closing price on the New York Stock Exchange was $18.62 per share, representing a 7.82% discount to NAV per share, compared with a 5.74% discount as of March 31, 2018. One of the primary objectives of the Fund is to maintain a high level of income. On September 19, 2018, the Board of Trustees declared a dividend payment of $0.20 per share payable on October 31, 2018 to shareholders of record on October 3, 2018. On an annualized basis, including the pending dividend, the Fund has paid a total of $0.80 per share in dividends, representing a 4.46% dividend yield based on the market price on October 17, 2018 of $17.94 per share. The dividend is evaluated on a quarterly basis and is based on the income generation capability of the portfolio and is not guaranteed for any period of time.

Total Return-Percentage Change (Annualized for periods longer than 1 year)

In Net Asset Value Per Share with All Distributions Reinvested1

	6 Months to 9/30/18	1 Year to 9/30/18	3 Years to 9/30/18	5 Years to 9/30/18	10 Years to 9/30/18
Insight Select Income Fund	0.25%	-0.30%	4.57%	4.96%	7.68%
Bloomberg Barclays U.S. Credit Index[2]	0.01%	-1.10%	2.98%	3.40%	5.94%

1 – This is historical information and should not be construed as indicative of any likely future performance.

2 – Source: Bloomberg Barclays as of September 30, 2018. Comprised primarily of US investment grade corporate bonds (Fund’s Benchmark).

The Fund’s performance for the 10-year historical periods (shown above) reflects the 4.79% dilution of NAV resulting from the rights offering in the third quarter of 2009. After adjusting for the impact of the rights offering, we estimate the 10-year annualized return to be 8.54%. The returns noted in the table above are actual returns as calculated by the fund administrator, BNY Mellon Investment Servicing (US) Inc., and do not adjust for the dilution from the rights offering.

Yield represents the major component of return in most fixed income portfolios. Given this Fund’s emphasis on income and the dividend, we generally will not have material exposure to low yielding US Treasuries and will maintain meaningful exposure to corporate bonds. When it comes to management of credit risk, we try to look through periods of volatility to focus on an investment’s long-term creditworthiness to assess whether it will provide an attractive yield to the Fund over time.

The Fund’s performance will continue to be subject to trends in long-term interest rates and to corporate yield spreads. Consistent with our investment discipline, we continue to emphasize diversification and risk management within the bounds of income stability. The pie chart below summarizes the portfolio quality of the Fund’s assets as of September 30, 2018:

Percent of Total Investment (Lower of S&P and Moody’s Ratings)3

[3]

For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings and the Fund’s allocation to the ratings categories are subject to change at any time without notice.

We would like to remind shareholders of the opportunities presented by the Fund’s dividend reinvestment plan referred to in the Shareholder Information section of this report. The dividend reinvestment plan affords shareholders a price advantage by allowing them to purchase shares at NAV or market price, whichever is lower. This means that the reinvestment price is at market price when the Fund is trading at a discount to NAV, as is currently the situation, or at NAV per share when market trading is at a premium to that value. To participate in the plan, please contact BNY Mellon Investment Servicing (US) Inc. the Fund’s Transfer Agent and Dividend Paying Agent, at 1-866-333-6685. The Fund’s investment adviser, Insight North America LLC, may be reached at 1-212-527-1800.

Cliff Corso

President

Mr. Corso’s comments reflect the investment adviser’s views generally regarding the market and the economy, and are compiled from the investment adviser’s research. These comments reflect opinions as of the date written and are subject to change at any time.

Opinions expressed herein are current opinions of Insight, and are subject to change without notice. Insight assumes no responsibility to update such information or to notify a client of any changes. Any outlooks, forecasts or portfolio weightings presented herein are as of the date appearing on this material only and are also subject to change without notice. Insight disclaims any responsibility to update such views. No forecasts can be guaranteed.

Information herein may contain, include or is based upon forward-looking statements within the meaning of the federal securities laws, specifically Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include all statements, other than statements of historical fact, that address future activities, events or developments, including without limitation, business or investment strategy or measures to implement strategy, competitive strengths, goals expansion and growth of our business, plans, prospects and references to future or success. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Words such as ‘anticipate,’ ‘estimate,’ ‘expect,’ ‘project,’ ‘intend,’ ‘plan,’ ‘believe,’ and other similar words are intended to identify these forward-looking statements. Forward-looking statements can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining our actual future results or outcomes. Consequently, no forward-looking statement can be guaranteed. Our actual results or outcomes may vary materially. Given these uncertainties, you should not place undue reliance on these forward-looking statements.

Past performance is not a guide to future performance, which will vary. The value of investments and any income from them will fluctuate and is not guaranteed (this may partly be due to exchange rate changes). Future returns are not guaranteed and a loss of principal may occur.

The quoted benchmarks within this presentation do not reflect deductions for fees, expenses or taxes. These benchmarks are unmanaged and cannot be purchased directly by investors. Benchmark performance is shown for illustrative purposes only and does not predict or depict the performance of any investment. There may be material factors relevant to any such comparison such as differences in volatility, and regulatory and legal restrictions between the indices shown and the strategy.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports may be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary. If you invest directly with the Fund, you can make your preference known through the means below.

Online:

Visit www.computershare.com/investor to log into your account and select “Communication Preferences” to set your preference.

Telephone:

Contact the Fund at 866-333-6685

Overnight Mail:

Computershare Investor Services, 462 South 4th Street, Suite 1600, Louisville, KY, 40202

Regular Mail:

Computershare Investor Services, PO Box 505000, Louisville, KY, 40233-5000

SCHEDULE OF INVESTMENTS (Unaudited) September 30, 2018

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
CORPORATE DEBT SECURITIES (75.94%)
AUTOMOTIVE (1.62%)
Ford Holdings LLC, Co. Gty., 9.30%, 03/01/30	Baa3/BBB	1,000	$1,220,202
Ford Motor Co., Sr. Unsec. Notes, 8.90%, 01/15/32	Baa3/BBB	500	612,228
Ford Motor Credit Co. LLC, Sr. Unsec. Notes, 2.343%, 11/02/20	Baa3/BBB	1,719	1,670,865

			3,503,295

CHEMICALS (1.62%)
Celgene Corp., Sr. Unsec. Notes, 5.00%, 08/15/45(b)	Baa2/BBB+	60	59,626
Dow Chemical Co., Sr. Unsec. Notes, 8.55%, 05/15/19	Baa2/BBB	500	517,073
OLIN Corp., Sr. Unsec. Notes, 5.00%, 02/01/30(b)	Ba1/BB+	379	353,418
Union Carbide Corp., Sr. Unsec. Notes, 7.75%, 10/01/96	Baa2/BBB	2,000	2,565,424

			3,495,541

COMMERCIAL SERVICES (0.25%)
Global Partners LP, Co. Gty., Class Global Partners LP, 6.25%, 07/15/22(b)	B2/B+	555	552,225

DIVERSIFIED FINANCIAL SERVICES (11.50%)
Bank of America Corp., Sr. Unsec. Notes, (3M LIBOR +0.79%), 3.004%, 12/20/23(b),(c)	A3/A-	758	735,590
Bank of America Corp., Sr. Unsec. Notes, (3M LIBOR +0.81%), 3.366%, 01/23/26(b),(c)	A3/A-	559	537,587
Bank of Nova Scotia, Jr. Sub. Notes, (3M LIBOR +2.648%), 4.65%, 10/12/22(b),(c),(d)	Baa3/BBB-	586	549,741
Barclays Bank PLC, Sr. Unsec. Notes, (3M LIBOR +0.46%), 2.793%, 01/11/21(b),(e)	A2/A	1,233	1,234,295
Barclays PLC, Sub. Notes, 4.836%, 05/09/28(b)	Ba1/BB+	906	850,645
CDP Financial, Inc., Co. Gty., 4.40%, 11/25/19, 144A	Aaa/AAA	400	406,593
Citigroup, Inc., Sr. Unsec. Notes, (3M LIBOR +1.563%), 3.887%, 01/10/28(b),(c)	Baa1/BBB+	1,100	1,067,924
Citigroup, Inc., Sr. Unsec. Notes, 8.125%, 07/15/39	Baa1/BBB+	70	101,043
Citigroup, Inc., Sr. Unsec. Notes, 4.65%, 07/23/48(b)	Baa1/BBB+	812	821,209
Citigroup, Inc., Sub. Notes, 4.60%, 03/09/26	Baa3/BBB	988	994,536
Citigroup, Inc., Sub. Notes, 5.30%, 05/06/44	Baa3/BBB	926	968,275
Credit Agricole SA, Sub. Notes, (5Yr Swap +1.644%), 4.00%, 01/10/33, 144A(b),(c)	Baa2/BBB	1,025	951,229
Discover Financial Services, Sr. Unsec. Notes, 10.25%, 07/15/19	Ba1/BBB-	200	210,079
GE Capital International Funding, Co. Gty., 4.418%, 11/15/35	A2/A	588	553,399
General Electric Co., Jr. Sub. Notes, (3M LIBOR +3.33%), 5.00%, 01/21/21(b),(c),(d)	Baa1/BBB+	1,009	983,018
General Electric Co., Sr. Unsec. Notes, 6.875%, 01/10/39	A2/A	287	358,468
Goldman Sachs Group, Inc., Sr. Unsec. Notes, 3.50%, 11/16/26(b)	A3/BBB+	1,040	986,952
Goldman Sachs Group, Inc., Sr. Unsec. Notes, (3M LIBOR +1.75%), 4.089%, 10/28/27(b),(e)	A3/BBB+	550	570,426
HSBC Capital Funding LP, Co. Gty., (3M LIBOR +4.98%), 10.176%, 06/30/30, 144A(b),(c),(d)	Baa2/BBB-	2,180	3,222,302
JPMorgan Chase & Co., Jr. Sub. Notes, (3M LIBOR +3.47%), 5.809%, 01/30/19(b),(c),(d)	Baa3/BBB-	2,000	2,008,500
JPMorgan Chase & Co., Jr. Sub. Notes, (3M LIBOR +2.58%), 4.625%, 11/01/22(b),(c),(d)	Baa3/BBB-	1,159	1,095,414
Lincoln Finance, Ltd., Sr. Sec. Notes, 7.375%, 04/15/21, 144A(b)	B1/BB+	225	232,330
PNC Financial Services Group, Inc., Jr. Sub. Notes, (3M LIBOR +3.30%), 5.00%, 11/01/26(b),(c),(d)	Baa2/BBB-	1,587	1,581,049
Santander UK PLC, Sr. Unsec. Notes, (3M LIBOR +0.30%), 2.648%, 11/03/20(e)	Aa3/A	1,623	1,622,805
UBS AG, Sub. Notes, 7.625%, 08/17/22	NR/BBB+	2,000	2,228,000

			24,871,409

ENERGY (12.15%)
Andeavor Logistics LP, Co. Gty., 4.25%, 12/01/27(b)	Ba1/BBB-	901	880,360
Cimarex Energy Co., Sr. Unsec. Notes, 3.90%, 05/15/27(b)	Baa3/BBB-	413	394,541
CITGO Petroleum Corp., Sr. Sec. Notes, 6.25%, 08/15/22, 144A(b)	B3/B+	3,633	3,623,917
Enbridge Inc., Sr. Unsec. Notes, 5.50%, 12/01/46(b)	Baa3/BBB+	1,496	1,670,185
Enbridge Inc., Sub. Notes, (3M LIBOR +3.89%), 6.00%, 01/15/77(b),(c)	Ba2/BBB-	750	720,632

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
CORPORATE DEBT SECURITIES (Continued)
ENERGY (Continued)
EnLink Midstream Partners LP, Jr. Sub. Notes, (3M LIBOR +4.11%), 6.00%, 12/15/22(b),(c),(d)	Ba3/B+	641	$579,504
Enterprise Products Operating LLC, Co. Gty., (3M LIBOR +2.57%), 5.375%, 02/15/78(b),(c)	Baa2/BBB-	342	316,747
Exterran Energy Solutions LP, Co. Gty., 8.125%, 05/01/25(b)	NA/B+	214	223,630
Florida Gas Transmission Co. LLC, Sr. Unsec. Notes, 9.19%, 11/01/24, 144A	Baa2/BBB+	70	77,247
Kinder Morgan, Inc., Co. Gty., 8.05%, 10/15/30	Baa3/BBB-	1,000	1,223,258
Kinder Morgan, Inc., Co. Gty., 5.55%, 06/01/45(b)	Baa3/BBB-	1,755	1,854,969
Marathon Petroleum Corp., Sr. Unsec. Notes, 4.75%, 09/15/44(b)	Baa2/BBB	1,266	1,223,879
Marathon Petroleum Corp., Sr. Unsec. Notes, 5.85%, 12/15/45(b)	Baa2/BBB	500	525,449
MPLX LP, Sr. Unsec. Notes, 5.20%, 03/01/47(b)	Baa3/BBB	641	642,288
MPLX LP, Sr. Unsec. Notes, 4.90%, 04/15/58(b)	Baa3/BBB	561	507,755
NGPL PipeCo PLC, Sr. Unsec. Notes, 7.768%, 12/15/37, 144A	Ba1/BBB-	505	618,625
Panhandle Eastern Pipe Line Co. LP, Sr. Unsec. Notes, 7.00%, 07/15/29	Baa3/BBB-	1,000	1,039,697
Parkland Fuel Corp., Sr. Unsec. Notes, 6.00%, 04/01/26, 144A(b)	B1/BB-	225	225,562
PBF Holding Co. LLC, Co. Gty., 7.25%, 06/15/25(b)	B1/BB	2,484	2,608,200
Petroleos Mexicanos, Co. Gty., 8.00%, 05/03/19	Baa3/BBB+	250	256,875
Petroleos Mexicanos, Co. Gty., 6.00%, 03/05/20	Baa3/BBB+	478	492,101
Petroleos Mexicanos, Co. Gty., 6.75%, 09/21/47	Baa3/BBB+	1,415	1,350,179
Sabal Trail Transmission LLC, Sr. Unsec. Notes, 4.246%, 05/01/28, 144A(b)	Baa1/NA	589	591,936
Spectra Energy Partners LP, Sr. Unsec. Notes, 3.375%, 10/15/26(b)	Baa2/BBB+	803	756,108
Sunoco LP, Co. Gty., 5.50%, 02/15/26, 144A(b)	B1/BB-	700	676,200
Valero Energy Corp., Co. Gty., 8.75%, 06/15/30	Baa2/BBB	1,000	1,312,726
Valero Energy Corp., Sr. Unsec. Notes, 10.50%, 03/15/39	Baa2/BBB	500	780,085
Williams Cos., Inc., Sr. Unsec. Notes, 7.50%, 01/15/31	Baa3/BBB	911	1,106,507

			26,279,162

FOOD AND BEVERAGE (1.25%)
Anheuser-Busch InBev Finance, Inc., Co. Gty., 4.70%, 02/01/36(b)	A3/A-	645	645,866
Anheuser-Busch InBev Finance, Inc., Co. Gty., 4.90%, 02/01/46(b)	A3/A-	256	258,898
Anheuser-Busch InBev Worldwide, Inc., Co. Gty., 8.20%, 01/15/39	A3/A-	27	37,902
Campbell Soup Co., Sr. Unsec. Notes, 4.15%, 03/15/28(b)	Baa2/BBB-	551	525,950
General Mills, Inc., Sr. Unsec. Notes, 3.20%, 04/16/21	Baa2/BBB	220	218,574
Grupo Bimbo SAB de CV, Sub. Notes, (H15T5Y +3.280%), 5.95%, 04/17/23, 144A(b),(c),(d)	Ba1/BB+	1,020	1,022,550

			2,709,740

GAMING, LODGING & LEISURE (0.93%)
Wyndham Destinations, Inc., Sr. Unsec. Notes, 5.75%, 04/01/27(b)	Ba2/BB-	2,140	2,016,950

HEALTHCARE (0.64%)
Halfmoon Parent, Inc., Sr. Unsec. Notes, 4.90%, 12/15/48, 144A(b)	Baa1/A-	702	696,929
HCA, Inc., Co. Gty., 5.375%, 09/01/26(b)	Ba2/BB-	171	172,710
Mylan NV, Co. Gty., 3.95%, 06/15/26(b)	Baa3/BBB-	397	375,534
Bausch Health Cos., Inc., Sr. Sec. Notes, 5.50%, 11/01/25, 144A(b)	Ba3/BB-	132	132,000

			1,377,173

INDUSTRIAL (2.77%)
3M Co., Sr. Unsec. Notes, 3.625%, 09/14/28(b)	A1/AA-	2,580	2,577,237
General Dynamics Corp. Co. Gty., 2.875%, 05/11/20	A2/A+	1,217	1,214,060
Heathrow Funding, Ltd., Sr. Sec. Notes, 4.875%, 07/15/23, 144A	NA/A-	200	207,397
Northrop Grumman Space & Mission Systems Corp., Co. Gty., 7.75%, 06/01/29	Baa1/BBB	500	622,535
Sydney Airport Finance Co. Property, Ltd., Sr. Sec. Notes, 3.375%, 04/30/25, 144A(b)	Baa1/BBB+	400	380,756
United Technologies Corp., Sr. Unsec. Notes, 4.625%, 11/16/48(b)	Baa1/BBB+	379	381,111
United Technologies Corp., Sr. Unsec. Notes, 3.75%, 11/01/46(b)	Baa1/A-	700	612,619

			5,995,715

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
CORPORATE DEBT SECURITIES (Continued)
INSURANCE (10.24%)
Allstate Corp., Jr. Sub. Notes, (3M LIBOR +2.12%), 6.50%, 05/15/67(b),(c)	Baa1/BBB	2,200	$2,442,000
American International Group, Inc., Jr. Sub. Notes, (3M LIBOR +4.195%), 8.175%, 05/15/68(b),(c)	Baa2/BBB-	2,500	3,137,500
Berkshire Hathaway Finance Corp., Co. Gty., 4.20%, 08/15/48(b)	Aa2/AA	1,104	1,096,603
Farmers Exchange Capital, Sub. Notes, 7.20%, 07/15/48, 144A	Baa2/BBB+	2,250	2,679,452
Guardian Life Insurance Co. of America, Sub. Notes, 4.85%, 01/24/77, 144A	A1/AA-	148	145,094
Liberty Mutual Group, Inc., Co. Gty., (3M LIBOR +2.905%), 5.239%, 03/07/67, 144A(b),(c)	Baa3/BB+	1,530	1,491,750
Liberty Mutual Group, Inc., Co. Gty., 7.00%, 03/15/34, 144A	Baa2/BBB	250	304,853
Liberty Mutual Group, Inc., Co. Gty., (3M LIBOR +7.12%), 10.75%, 06/15/88, 144A(b),(c)	Baa3/BB+	1,000	1,505,000
Lincoln National Corp., Sr. Unsec. Notes, 3.80%, 03/01/28(b)	Baa1/A-	250	241,338
Massachusetts Mutual Life Insurance Co., Sub. Notes, 4.90%, 04/01/77, 144A	A1/AA-	980	967,178
Massachusetts Mutual Life Insurance Co., Sub. Notes, 8.875%, 06/01/39, 144A	A1/AA-	151	231,897
MetLife, Inc., Jr. Sub. Notes, 9.25%, 04/08/68, 144A(b)	Baa2/BBB	500	672,500
MetLife, Inc., Jr. Sub. Notes, 6.40%, 12/15/66(b)	Baa2/BBB	637	675,220
MetLife, Inc., Jr. Sub. Notes, 10.75%, 08/01/69(b)	Baa2/BBB	1,000	1,535,000
Nationwide Mutual Insurance Co., Sub. Notes, 8.25%, 12/01/31, 144A	A3/A-	500	673,339
Nationwide Mutual Insurance Co., Sub. Notes, 9.375%, 08/15/39, 144A	A3/A-	215	332,268
New York Life Insurance Co., Sub. Notes, 6.75%, 11/15/39, 144A	Aa2/AA-	103	136,412
Pricoa Global Funding, Inc., Sec. Notes, 2.45%, 09/21/22, 144A	A1/AA-	608	584,792
Prudential Financial, Inc., Jr. Sub. Notes, (3M LIBOR +2.665%), 5.70%, 09/15/48(b),(c)	Baa2/BBB+	1,241	1,236,756
SAFG Retirement Services, Inc., Sr. Unsec. Notes, 8.125%, 04/28/23	Baa1/BBB+	1,800	2,059,935

			22,148,887

MEDIA (8.12%)
21st Century Fox America, Inc., Co. Gty., 7.90%, 12/01/95	Baa1/BBB+	1,400	2,081,529
Altice France SA, Sr. Sec. Notes, 6.25%, 05/15/24, 144A(b)	B1/B	1,780	1,753,300
Comcast Corp., Co. Gty., 7.05%, 03/15/33	A3/A-	2,000	2,484,595
Cox Communications, Inc., Sr. Unsec. Notes, 6.80%, 08/01/28	Baa2/BBB	1,500	1,681,604
Cox Enterprises, Inc., Sr. Unsec. Notes, 7.375%, 07/15/27, 144A	Baa2/BBB-	500	593,367
Discovery Communications LLC, Co. Gty., 5.00%, 09/20/37(b)	Baa3/BBB-	374	364,680
Grupo Televisa SAB, Sr. Unsec. Notes, 5.00%, 05/13/45(b)	Baa1/BBB+	557	520,310
Grupo Televisa SAB, Sr. Unsec. Notes, 6.625%, 01/15/40	Baa1/BBB+	159	180,115
RELX, Inc., Sr. Unsec. Notes, 8.875%, 06/01/22	WR/BBB+	2,000	2,282,592
Sirius XM Radio, Inc., Co. Gty., 5.00%, 08/01/27, 144A(b)	Ba3/BB	518	498,425
Time Warner Entertainment Co. LP, Sr. Sec. Notes, 8.375%, 07/15/33	Ba1/BBB-	1,360	1,689,052
Viacom, Inc., Sr. Unsec. Notes, 6.875%, 04/30/36	Baa3/BBB-	894	1,017,945
VTR Finance BV, Sr. Sec. Notes, 6.875%, 01/15/24, 144A(b)	B1/B+	2,375	2,416,563

			17,564,077

MINING (3.02%)
BHP Billiton Finance USA, Ltd. Co. Gty., (5Yr Swap +5.093%), 6.75%, 10/19/75, 144A(b),(c)	Baa2/BBB+	2,749	3,013,591
Ferroglobe PLC, Co. Gty., 9.375%, 03/01/22, 144A(b)	B3/NA	652	688,675
First Quantum Minerals, Ltd., Co. Gty., 7.25%, 04/01/23, 144A(b)	B3/B	538	514,126
Teck Resources, Ltd., Co. Gty., 6.00%, 08/15/40(b)	Ba2/BB+	1,000	1,020,000
Teck Resources, Ltd., Co. Gty., 5.20%, 03/01/42(b)	Ba2/BB+	1,415	1,305,338

			6,541,730

PAPER (1.67%)
Smurfit Kappa Treasury Funding, Ltd., Co. Gty., 7.50%, 11/20/25	Ba1/BB+	2,000	2,315,000
WestRock LLC, Co. Gty., 8.20%, 01/15/30	Baa2/BBB	1,000	1,298,607

			3,613,607

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
CORPORATE DEBT SECURITIES (Continued)
TECHNOLOGY (1.27%)
NXP Funding LLC, Co. Gty., 3.875%, 09/01/22, 144A	Ba1/BBB-	2,213	$2,190,870
Pitney Bowes, Inc., Sr. Unsec. Notes, 4.375%, 05/15/22(b),(f)	Ba1/BB+	591	547,414

			2,738,284

TELECOMMUNICATIONS (5.98%)
Altice Financing SA, Sr. Sec. Notes, 6.625%, 02/15/23, 144A(b)	B1/B+	200	201,500
AT&T, Inc., Sr. Unsec. Notes, 4.50%, 05/15/35(b)	Baa2/BBB	1,750	1,634,962
AT&T, Inc., Sr. Unsec. Notes, 4.75%, 05/15/46(b)	Baa2/BBB	425	388,295
Centel Capital Corp., Co. Gty., 9.00%, 10/15/19	Ba2/BBB-	1,000	1,045,000
Deutsche Telekom International Finance BV, Co. Gty., 8.75%, 06/15/30(f)	Baa1/BBB+	2,000	2,685,914
Frontier Communications Corp., Sr. Unsec. Notes, 8.125%, 10/01/18	WR/CCC+	500	500,000
Sprint Capital Corp., Co. Gty., 6.875%, 11/15/28	B3/B	500	502,500
Sprint Capital Corp., Co. Gty., 8.75%, 03/15/32	B3/B	1,000	1,125,000
Sprint Spectrum Co. LLC, Sr. Unsec. Notes, 4.738%, 09/20/29, 144A	Baa2/NA	1,100	1,099,505
Tencent Holdings, Ltd., Sr. Unsec. Notes, 3.595%, 01/19/28, 144A(b)	A1/A+	1,954	1,849,486
Verizon Communications, Inc., Sr. Unsec. Notes, 4.812%, 03/15/39	Baa1/BBB+	1,898	1,913,381

			12,945,543

TRANSPORTATION (4.94%)
American Airlines, Pass Through Certs., Series 2013-2, Class B, 5.60%, 01/15/22, 144A	NA/BBB-	1,579	1,606,515
American Airlines, Pass Through Certs., Series 2017-1, Class AA, 3.65%, 08/15/30	Aa3/NA	1,018	991,534
American Airlines, Pass Through Certs., Series 2017-2, Class AA, 3.35%, 04/15/31	Aa3/NA	1,587	1,515,498
BNSF Funding Trust I, Co. Gty., (3M LIBOR +2.35%), 6.613%, 12/15/55(b),(c)	Baa2/A	250	277,500
British Airways, Pass Through Certs., Series 2013-1, Class B, 5.625%, 12/20/21, 144A	A3/A-	553	560,381
Continental Airlines, Pass Through Certs., Series 2000-1, Class A1, 8.048%, 05/01/22	Baa1/A	285	295,806
Continental Airlines, Pass Through Certs., Series 2000-2, Class A1, 7.707%, 10/02/22	Baa1/BBB+	251	264,522
ERAC USA Finance LLC, Co. Gty., 7.00%, 10/15/37, 144A	Baa1/A-	1,500	1,878,506
JSL Europe SA, Co. Gty., 7.75%, 07/26/24, 144A(b)	NA/BB-	713	619,426
Ryder System, Inc., Sr. Unsec. Notes, 3.50%, 06/01/21	Baa1/NA	941	940,138
Union Pacific Corp., Sr. Unsec. Notes, 4.50%, 09/10/48(b)	Baa1/A-	503	513,007
United Airlines, Pass Through Certs., Series 2013-1, Class B, 5.375%, 02/15/23	NA/BBB	317	324,132
United Airlines, Pass Through Certs., Series 2018-1, Class B, 4.60%, 09/01/27	Baa2/NA	901	899,228

			10,686,193

UTILITIES (7.97%)
Black Hills Corp., Sr. Unsec. Notes, 3.95%, 01/15/26(b)	Baa2/BBB+	1,082	1,059,224
Cleveland Electric Illuminating Co., Sr. Unsec. Notes, 3.50%, 04/01/28, 144A(b)	Baa3/BBB	800	754,556
Duquesne Light Holdings, Inc., Sr. Unsec. Notes, 6.40%, 09/15/20, 144A	Baa3/BBB-	1,000	1,046,955
Enel Finance International NV, Co. Gty., 2.75%, 04/06/23, 144A	Baa2/BBB+	1,082	1,011,097
Enel Finance International NV, Co. Gty., 4.625%, 09/14/25, 144A	Baa2/BBB+	1,458	1,426,942
Exelon Corp., Sr. Unsec. Notes, 3.40%, 04/15/26(b)	Baa2/BBB-	505	483,226
FirstEnergy Corp., Sr. Unsec. Notes, 4.85%, 07/15/47(b)	Baa3/BBB-	1,570	1,597,097
Hydro-Quebec, 8.25%, 04/15/26	Aa2/AA-	1,550	2,014,831
Kansas City Power & Light Co., Sr. Unsec. Notes, 4.20%, 06/15/47(b)	Baa1/A-	917	879,164
MidAmerican Funding LLC, Sr. Sec. Notes, 6.927%, 03/01/29	A2/A-	500	610,830
NiSource, Inc., Jr. Sub. Notes, (H15T5Y +2.843%), 5.65%, 06/15/23, 144A(b),(c),(d)	NA/BBB-	696	689,040
Ohio Power Co., Sr. Unsec. Notes, 5.375%, 10/01/21	A2/A-	1,000	1,058,489
South Carolina Electric & Gas, Co., 4.25%, 08/15/28(b)	Baa1/BBB+	619	616,506
Southern Co. Gas Capital Corp., Co. Gty., 5.875%, 03/15/41(b)	Baa1/A-	992	1,131,445
Southern Co. Gas Capital Corp., Co. Gty., 3.95%, 10/01/46(b)	Baa1/A-	539	475,261
Southern Co. Gas Capital Corp., Co. Gty., 4.40%, 05/30/47(b)	Baa1/A-	1,164	1,108,648
Toledo Edison Co., 7.25%, 05/01/20	Baa1/A-	80	84,356
Transelec SA, Sr. Unsec. Notes, 4.25%, 01/14/25, 144A(b)	Baa1/BBB	750	742,500
Transelec SA, Sr. Unsec. Notes, 3.875%, 01/12/29, 144A(b)	Baa1/BBB	490	451,417

			17,241,584

TOTAL CORPORATE DEBT SECURITIES (Cost of $155,365,218)			164,281,115

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
ASSET BACKED SECURITIES (11.64%)
Antares Ltd., Series 2017-1A, Class C, (3M LIBOR +3.10%), 5.448%, 07/20/28, 144A(b),(e)	NR/A	1,093	$1,095,477
Arbor Realty Collateralized Loan Obligation, Ltd., Series 2017-FL3, Class A, (1M LIBOR +0.99%), 3.148%, 12/15/27, 144A(b),(e)	Aaa/NA	759	760,205
Arbor Realty Commercial Real Estate Notes, Ltd., Series 2017-FL2, Class A, (1M LIBOR +0.99%), 3.148%, 08/15/27, 144A(b),(e)	Aaa/NA	623	623,800
AVIS Budget Rental Car Funding AESOP LLC, Series 2015-2A, Class A, 2.63%, 12/20/21, 144A(b)	Aaa/NA	1,605	1,580,870
BCC Funding LLC, Series 2018-1A, Class A2, 2.96%, 06/20/23, 144A(b)	Aa2/NA	656	652,743
CLI Funding LLC, Series 2018-1A, Class A, 4.03%, 04/18/43, 144A(b)	NA/A	160	158,659
DB Master Finance LLC, Series 2017-1A, Class A2I, 3.629%, 11/20/47, 144A(b)	NA/BBB	333	324,936
DRB Prime Student Loan Trust, Series 2016-B, Class A2, 2.89%, 06/25/40, 144A(b)	Aaa/NA	312	307,784
DRB Prime Student Loan Trust, Series 2017-A, Class A2B, 2.85%, 05/27/42, 144A(b)	Aaa/NA	2,130	2,069,522
Drive Auto Receivables Trust, Series 2016-CA, Class B, 2.37%, 11/16/20, 144A(b)	Aaa/AAA	33	33,285
DT Auto Owner Trust, Series 2018-2A, Class C, 3.67%, 03/15/24, 144A(b)	NA/A	781	781,230
Golub Capital Partners Ltd., Series 2017-19RA, Class B, (3M LIBOR +2.55%), 4.885%, 07/26/29, 144A(b),(e)	A2/NA	1,935	1,936,523
Golub Capital Partners Ltd., Series 2018-36A, Class C, (3M LIBOR +2.10%), 4.441%, 02/05/31, 144A(b),(e)	NA/A	2,250	2,210,629
IVY Hill Middle Market Credit Fund Ltd., Series 12A, Class B, (3M LIBOR +3.00%), 5.348%, 07/20/29, 144A(b),(e)	A3/NR	866	867,192
LoanCore Issuer, Ltd., Series 2018-CRE1, Class A, (1M LIBOR +1.13%), 3.288%, 05/15/28, 144A(b),(e)	Aaa/NA	500	500,190
Navient Private Education Loan Trust, Series 2017-A, Class A2B, (1M LIBOR+0.900%), 3.058%, 12/16/58, 144A(b),(e)	NA/AAA	782	787,156
NextGear Floorplan Master Owner Trust, Series 2017-1A, Class A2, 2.54%, 04/18/22, 144A(b)	Aaa/AAA	1,460	1,444,815
Option One Mortgage Loan Trust, Series 2007-FXD2, Class 2A1, 5.90%, 03/25/37(b),(f)	Ca/AA	33	30,599
SCF Equipment Leasing LLC, Series 2017-2A, Class A, 3.41%, 12/20/23, 144A(b)	A2/NA	450	444,304
Small Business Administration Participation Certificates, Series 2010-20F, Class 1, 3.88%, 06/01/30	Aaa/AA+	120	121,938
SMB Private Education Loan Trust, Series 2017-B, Class A2B, (1M LIBOR+0.750%), 2.908%, 10/15/35, 144A(b),(e)	Aaa/AAA	845	847,676
Sofi Consumer Loan Program LLC, Series 2017-3, Class A, 2.77%, 05/25/26, 144A(b)	NA/AA	1,010	1,000,342
Sofi Consumer Loan Program Trust, Series 2018-1, Class B, 3.65%, 02/25/27, 144A(b)	NA/A	793	782,014
Sofi Professional Loan Program Ltd., Series 2017-C, Class B, 3.56%, 07/25/40, 144A(b),(e)	NA/A+	1,099	1,064,763
Spirit Master Funding LLC, Series 2014-2A, Class A, 5.76%, 03/20/41, 144A(b)	NA/A+	1,528	1,569,010
Textainer Marine Containers Ltd., Series 2017-1A, Class A, 3.72%, 05/20/42, 144A(b)	NA/A	620	610,772
Triton Container Finance LLC, Series 2017-2A, Class A, 3.62%, 08/20/42, 144A(b)	NA/A	1,114	1,089,102
Willis Engine Structured Trust IV, Series 2018-A, Class A, 4.75%, 09/15/43, 144A(b),(f)	NA/A	1,488	1,491,356

TOTAL ASSET BACKED SECURITIES (Cost of $25,433,690)			25,186,892

COMMERCIAL MORTGAGE-BACKED SECURITIES (4.21%)
Bancorp Commercial Mortgage Trust, Series 2018-CRE4, Class A, (1M LIBOR +0.90%), 3.07%, 09/15/35, 144A(b),(e)	Aaa/NA	125	124,993
Bellemeade Re Ltd., Series 2018-2A, Class M1B, (1M LIBOR +1.35%), 3.566%, 08/25/28, 144A(b),(e)	NA/NA	484	486,885
CGMS Commercial Mortgage Trust, Series 2017-MDRB, Class A, (1M LIBOR +1.10%), 3.258%, 07/15/30, 144A(e)	NA/AAA	89	88,453
Citigroup Commercial Mortgage Trust, Series 2013-375P, Class D, 3.635%, 05/10/35, 144A(e)	Baa1/NA	2,000	1,939,789
Citigroup Commercial Mortgage Trust, Series 2016-P6, Class C, 4.428%, 12/10/49(b),(e)	NR/NA	367	355,114
FREMF Mortgage Trust, Series 2015-K44, Class B, 3.809%, 01/25/48, 144A(b),(e)	Aaa/AA+	535	518,744
FREMF Mortgage Trust, Series 2015-K45, Class B, 3.714%, 04/25/48, 144A(b),(e)	Aaa/AA+	1,270	1,224,781

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

	Moody’s/ Standard & Poor’s Rating(a)	Principal Amount (000’s)	Value (Note 1)
COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
LMREC, Inc., Series 2015-CRE1, Class AR, (1M LIBOR +0.98%), 3.192%, 02/22/32, 144A(b),(e)	Aaa/NA	950	$950,000
LMREC, Inc., Series 2016-CRE2, Class A, (1M LIBOR +1.70%), 2.696%, 11/24/31, 144A(b),(e)	Aaa/NA	689	689,000
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2012-CKSV, Class C, 4.43%, 10/15/30, 144A(e)	NA/A+	2,710	2,653,046
MSDB Trust, Series 2017-712F, Class C, 3.749%, 07/11/39, 144A(e)	NA/A-	82	77,480

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost of $9,207,482)			9,108,285

RESIDENTIAL MORTGAGE-BACKED SECURITIES (0.22%)
FHLMC Pool # A15675, 6.00%, 11/01/33	Aaa/AA+	88	97,503
FHLMC Pool # G00182, 9.00%, 09/01/22(g)	Aaa/AA+	—	69
FNMA Pool # 754791, 6.50%, 12/01/33	Aaa/AA+	216	236,736
FNMA Pool # 763852, 5.50%, 02/01/34	Aaa/AA+	104	112,136
GNSF Pool # 194228, 9.50%, 11/15/20	Aaa/AA+	3	3,374
GNSF Pool # 307527, 9.00%, 06/15/21	Aaa/AA+	5	4,845
GNSF Pool # 417239, 7.00%, 02/15/26	Aaa/AA+	5	5,712
GNSF Pool # 780374, 7.50%, 12/15/23	Aaa/AA+	3	2,986

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost of $393,149)			463,361

MUNICIPAL BONDS (1.09%)
San Francisco City & County Public Utilities Commission, Water Revenue, Build America Bonds, 6.00%, 11/01/40	Aa3/AA-	145	176,816
State of California, Build America Bonds, GO, 7.625%, 03/01/40	Aa3/AA-	1,500	2,184,225

TOTAL MUNICIPAL BONDS (Cost of $1,679,586)			2,361,041

U.S. TREASURY SECURITIES (4.80%)
United States Treasury Bond, 3.50%, 02/15/39	Aaa/AA+	1,120	1,179,894
United States Treasury Bond, 3.00%, 02/15/48	Aaa/AA+	1	962
United States Treasury Bond, 3.125%, 05/15/48	Aaa/AA+	228	224,963
United States Treasury Note, 2.75%, 07/31/23	Aaa/AA+	1,085	1,075,676
United States Treasury Note, 2.75%, 06/30/25	Aaa/AA+	1,065	1,047,902
United States Treasury Note, 2.875%, 08/15/28	Aaa/AA+	6,959	6,852,291

TOTAL U.S. TREASURY SECURITIES (Cost of $10,444,128)			10,381,688

		Shares
COMMON STOCK (0.00%)
MEDIA (0.00%)
Quad/Graphics, Inc.		89	1,855

TOTAL COMMON STOCK (Cost of $2,044)			1,855

PREFERRED STOCK (1.22%)
CoBank ACB, Series F, 6.250%, (3M LIBOR +4.557%), 10/01/22(b),(c),(d)		20,000	2,065,000
US BANCORP, Series A, 3.500%, (3M LIBOR +1.02%), 11/23/18(b),(c),(d)		615	566,719

TOTAL PREFERRED STOCK (Cost of $2,521,650)			2,631,719

TOTAL INVESTMENTS (99.12%)
(Cost $205,046,947)			214,415,956

OTHER ASSETS AND LIABILITIES (0.88%)			1,908,708

NET ASSETS (100.00%)			$216,324,664

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

At September 30, 2018, the Fund had the following open futures contracts:

Long Futures Outstanding	Expiration Month	Number of Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Notes	12/18	51	$5,736,703	$5,736,304	$(399)
U.S. Treasury 10-Year Notes	12/18	12	1,433,625	1,425,375	(8,250)
U.S. Treasury Ultra 10-Year Notes	12/18	14	1,773,539	1,764,000	(9,539)
U.S. Treasury Ultra Bonds	12/18	13	2,071,109	2,005,656	(65,453)

					(83,641)

Short Futures Outstanding
U.S. Treasury 10-Year Notes	12/18	52	(6,243,309)	(6,176,625)	66,684
U.S. Treasury Long Bonds	12/18	26	(3,765,215)	(3,653,000)	112,215

					178,899

Net unrealized appreciation on open futures contracts					$95,258

(a)	Ratings for debt securities are unaudited. All ratings are as of September 30, 2018 and may have changed subsequently.
(b)	This security is callable.
(c)

Fixed to floating rate security. Fixed rate indicated is rate effective at September 30, 2018. Security will convert at a future date to a floating rate of reference rate and spread in the description above.

(d)	Security is perpetual. Date shown is next call date.
(e)	Variable rate security. Rate indicated is rate effective at September 30, 2018.
(f)	Multi-Step Coupon. Rate disclosed is as of September 30, 2018.
(g)	Principal amount less than $1,000.
144A

Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. At September 30, 2018, these securities amounted to $82,184,377 or 37.99% of net assets.

Legend

Certs. - Certificates

Co. Gty. - Company Guaranty

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

FREMF - Freddie Multi-Family

GNSF - Government National Mortgage Association (Single Family)

GO - General Obligation

H15T5Y - US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

Jr. - Junior

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partnership

Ltd. - Limited

Sec. - Secured

Sr. - Senior

Sub. - Subordinated

Unsec. - Unsecured

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS (Unaudited) — continued

Following is a description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis as of September 30, 2018.

Assets:	Total Market Value	Level 1 Quoted Price	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
CORPORATE DEBT SECURITIES	$164,281,115	$—	$164,281,115	$—
ASSET BACKED SECURITIES	25,186,892	—	25,186,892	—
COMMERCIAL MORTGAGE-BACKED SECURITIES	9,108,285	—	9,108,285	—
RESIDENTIAL MORTGAGE-BACKED SECURITIES	463,361	—	463,361	—
MUNICIPAL BONDS	2,361,041	—	2,361,041	—
U.S. TREASURY SECURITIES	10,381,688	—	10,381,688	—
COMMON STOCK	1,855	1,855	—
PREFERRED STOCK	2,631,719	2,631,719	—	—
FUTURES CONTRACTS	178,899	178,899	—	—
TOTAL INVESTMENTS	$214,594,855	$2,812,473	$211,782,382	$—

Liabilities:
FUTURES CONTRACTS	$(83,641)	$(83,641)	$—	$—

For the six months ended September 30, 2018, there were no transfers between Level 1, Level 2 and Level 3 for the Fund.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)

September 30, 2018

Assets:
Investment in securities, at value (amortized cost $205,046,947) (Note 1)	$214,415,956
Receivables for investments sold	6,644,595
Interest receivable	2,594,352
Receivable from broker – variation margin on open futures contracts	97,190
Dividend receivable	36,751
Prepaid expenses	31,911
Expense reimbursement due from the Adviser	2,671
Deposits with brokers for open futures contracts	909

TOTAL ASSETS	223,824,335

Liabilities:
Securities purchased	6,608,927
Due to custodian	657,816
Payable to the Adviser	79,321
Payable to administration and accounting	15,358
Payable to custodian	9,558
Payable to broker – variation margin on open futures contracts	9,071
Payable to transfer agency	7,757
Payable to CCO	5,431
Accrued expenses payable	106,432

TOTAL LIABILITIES	7,499,671

Net assets: (equivalent to $20.20 per share based on 10,710,035 shares of capital stock outstanding)	$216,324,664

NET ASSETS consisted of:
Par value	$107,100
Capital paid-in	206,576,085
Accumulated net investment loss	(1,049,616)
Accumulated net realized loss on investments and futures contracts	1,226,828
Net unrealized appreciation on investments and futures contracts	9,464,267

$216,324,664

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS (Unaudited)

For the six months ended September 30, 2018

Investment Income:
Interest		$5,332,143
Dividends		73,495

Total Investment Income		5,405,638

Expenses:
Investment advisory fees (Note 4)	$484,346
Administration fees	92,819
Trustees’ fees (Note 4)	59,263
Legal fees and expenses	39,340
Reports to shareholders	33,452
Transfer agent fees	24,088
Insurance	20,964
CCO fees	16,294
Audit fees	13,709
Custodian fees	13,484
NYSE fee	12,533
Miscellaneous	29,385

Total Expenses		839,677

Expense reimbursement from the Adviser		(16,294)
Net Expenses		823,383

Net Investment Income		4,582,255

Realized and unrealized gain (loss) from:
Net realized loss from:
Investment securities		(282,913)
Futures contracts		(62,359)

Net Realized Loss		(345,272)
Change in net unrealized appreciation (depreciation) of:
Investment securities		(3,993,048)
Futures contracts		223,680

Change in Net Unrealized Appreciation (Depreciation)		(3,769,368)
Net loss on investments and futures contracts		(4,114,640)

Net increase in net assets resulting from operations		$467,615

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Six months ended September 30, 2018 (Unaudited)	Year ended March 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$4,582,255	$9,337,729
Net realized gain (loss) (Note 2)	(345,272)	3,316,729
Change in unrealized depreciation	(3,769,368)	(3,619,953)

Net increase in net assets resulting from operations	467,615	9,034,505

Distributions:
From net investment income	(4,284,014)	(8,568,027)
From realized gains	—	(2,583,260)

Total Distributions	(4,284,014)	(11,151,287)

Decrease in net assets	(3,816,399)	(2,116,782)
Net Assets:
Beginning of period	220,141,063	222,257,845

End of period	$216,324,664	$220,141,063

Accumulated net investment loss	$(1,049,616)	$(1,347,857)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS

The table below sets forth financial data for a share of capital stock outstanding throughout each period presented.

	Six months ended September 30, 2018 (Unaudited)		Year ended March 31,
			2018	2017	2016	2015	2014
Per Share Operating Performance
Net asset value, beginning of period	$20.55		$20.75	$20.20	$21.52	$21.10	$21.53

Net investment income	0.43		0.87	0.88	0.93	0.98	1.05
Net gain (loss) on investments and futures contracts	(0.38)		(0.03)	0.57	(1.23)	0.50	(0.42)

Total from investment operations	0.05		0.84	1.45	(0.30)	1.48	0.63

Distributions:
Dividends from net investment income	(0.40)		(0.80)	(0.90)	(1.02)	(1.06)	(1.06)
Dividends from net realized gain (loss)	—		(0.24)	—	—	—	—

Total distributions	(0.40)		(1.04)	(0.90)	(1.02)	(1.06)	(1.06)

Net asset value, end of period	$20.20		$20.55	$20.75	$20.20	$21.52	$21.10

Per share market price, end of period	$18.62		$19.37	$19.16	$19.14	$20.01	$19.42

Total Investment Return(1)
Based on market value	(1.96)%		6.43%	4.75%	0.88%	8.67%	2.44%
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$216,325		$220,141	$222,258	$216,304	$230,464	$225,979
Ratio of expenses to average net assets	0.76	%(2)	0.74%	0.75%	0.77%	0.74%	0.75%
Ratio of net investment income to average net assets	4.22	%(2)	4.15%	4.24%	4.52%	4.58%	5.08%
Portfolio turnover rate	29.55	%(3)	55.62%	44.32%	26.60%	30.73%	16.10%
Number of shares outstanding at the end of the period (in 000’s)	10,710		10,710	10,710	10,709	10,709	10,709

(1)

Total investment return is calculated assuming a purchase of common shares at the market price on the first day and a sale at the market price on the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. The total investment return, if for less than a full year, is not annualized. Past performance is not a guarantee of future results.

(2)	Annualized.
(3)	Not Annualized.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1 – Significant Accounting Policies – The Insight Select Income Fund (the “Fund”), a Delaware statutory trust, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified closed-end, management investment company. The Fund’s investment objective is to seek a high rate of return, primarily from interest income and trading activity, from a portfolio principally consisting of debt securities. The Fund follows the accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles within the United States of America (“GAAP”).

A.

Security Valuation – In valuing the Fund’s net assets, all securities for which representative market quotations are available will be valued at the last quoted sales price on the security’s principal exchange on the day of valuation. If there are no sales of the relevant security on such day, the security will be valued at the bid price at the time of computation. For securities traded in the over-the-counter market, including listed debt and preferred securities, whose primary market is believed to be over-the-counter, the Fund uses recognized industry pricing services – approved by the Board of Trustees (“Board”) and unaffiliated with Insight North America LLC (“INA” or the “Adviser”) – and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources.

In the event that market quotations are not readily available, or when such quotations are deemed not to reflect current market value, the securities will be valued at their respective fair value as determined in good faith by the Adviser pursuant to certain procedures and reporting requirements established by the Board. The Adviser considers all relevant facts that are reasonably available when determining the fair value of a security, including but not limited to the last sale price or initial purchase price (if a when issued security) and subsequently adjusting the value based on changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves are utilized. At September 30, 2018, there were no securities valued using fair value procedures.

Fair Value Measurements – The Fund has adopted authoritative fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

• Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

• Level 3 –	Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

At the end of each calendar quarter, management evaluates the Level 1, 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities. Pursuant to the Fund’s policy, transfers between levels are considered to have occurred at the beginning of the reporting period. As of September 30, 2018, there were no transfers between Level 1, Level 2 and Level 3 for the Fund.

Level 3 investments are categorized as Level 3 with values derived utilizing prices from prior transactions or third party pricing information without adjustment (broker quotes, pricing services and net asset values). A significant change in third party pricing information could result in a significantly lower or higher value in such Level 3 investments. As of September 30, 2018, the Fund did not hold any Level 3 securities.

When-Issued Securities – The Fund may enter into commitments to purchase securities on a forward or when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield. In the Fund’s case, these securities are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date. The Fund does not pay for such securities prior to the settlement date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates. The Fund will enter into these commitments with the intent of buying the security but may dispose of such security prior to settlement. At the time the commitment is entered into, the Fund will establish and maintain a segregated account in an amount sufficient to cover the obligation under the when-issued contract. At the time the Fund makes the commitment to purchase securities on a when-issued basis, it will record the transaction and thereafter reflect the value of such security purchased in determining its NAV. At the time of delivery of the security, its value may be more or less than the fixed purchase price.

Futures Contracts – The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

The following table sets forth the fair value and the location of the Fund’s derivative financial instruments within the Statement of Assets and Liabilities by primary risk exposure as of September 30, 2018:

Fair Value of Derivative Investments as of September 30, 2018:

Derivatives not accounted for as hedging instruments under ASC 815	Assets	Liabilities
Futures — Interest Rate Contracts	$178,899	$(83,641)

The following table sets forth the effect of the Fund’s derivative financial instruments by primary risk exposure on the Statements of Operations for the six months ended September 30, 2018:

The Effect of Derivative Investments on the Statements of Operations for the six months ended September 30, 2018:

Derivatives not accounted for as hedging instruments under ASC 815	Realized Gain (Loss) on Derivatives	Change in Net Unrealized Appreciation (Depreciation) of Derivatives
Futures — Interest Rate Contracts	$(62,359)	$223,680

The average notional value of long and short futures contracts held by the Fund throughout the period was $3,102,503 and 8,574,477, respectively. This is based on amounts held as of each quarter-end throughout the fiscal year.

B.

Determination of Gains or Losses on Sale of Securities – Gains or losses on the sale of securities are calculated for financial reporting purposes and for federal tax purposes using the identified cost basis. The identified cost basis for financial reporting purposes differs from that used for federal tax purposes in that the amortized cost of the securities sold is used for financial reporting purposes and the original cost of the securities sold is used for federal tax purposes, except for those instances where tax regulations require the use of amortized cost.

C.

Federal Income Taxes – It is the Fund’s policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years March 31, 2015-2017) or expected to be taken on the Fund’s 2018 tax return, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

D.

Other – Security transactions are accounted for on the trade date. Interest income is accrued daily. Premiums and discounts are amortized using the interest method. Paydown gains and losses on mortgage-backed and asset-backed securities are presented as an adjustment to interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

E.

Distributions to Shareholders and Book/Tax Differences – Distributions of net investment income will be made quarterly. Distributions of any net realized capital gains will be made annually. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for amortization of market premium and accretion of market discount.

Distributions during the fiscal years ended March 31, 2018 and 2017 were characterized as follows for tax purposes:

	Ordinary Income	Return of Capital	Capital Gain	Total Distribution
FY 2018	$ 10,032,088	$ —	$ 1,119,199	$ 11,151,287
FY 2017	$ 9,638,349	$ —	$ —	$ 9,638,349

At March 31, 2018, the components of distributable earnings on a tax basis were as follows:

Total	Accumulated Ordinary Income	Undistributed Long-Term Capital Gains	Late Year Losses Deferred	Net Unrealized Appreciation
$13,457,878	$129,466	$1,443,777	$ —	$11,884,635

Capital loss carryforwards are subject to usage limitations. During the year ended March 31, 2018, capital loss carryforwards in the amount of $61,753 were utilized.

Under current laws, certain capital losses realized after October 31 and certain ordinary losses realized after December 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended March 31, 2018, no losses were deferred.

At September 30, 2018, the following table shows for federal tax purposes the aggregate cost of investments, the net unrealized appreciation of those investments, the aggregate gross unrealized appreciation of all securities with an excess of market value over tax cost and the aggregate gross unrealized depreciation of all securities with an excess of tax cost over market value:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$205,046,947	$12,465,649	$(3,096,640)	$9,369,009

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to the differing treatments for wash sales, amortization of market premium and accretion of market discount.

F.

Use of Estimates in the Preparation of Financial Statements – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

Note 2 – Portfolio Transactions – The following is a summary of the security transactions, other than short-term investments, for the six months ended September 30, 2018:

	Cost of Purchases	Proceeds from Sales or Maturities
U.S. Government Securities	$40,139,360	$30,367,852
Other Investment Securities	$26,499,431	$31,902,582

Note 3 – Capital Stock – At September 30, 2018, there were an unlimited number of shares of beneficial interest ($0.01 par value) authorized, with 10,710,035 shares issued and outstanding.

Note 4 – Investment Advisory Contract, Accounting and Administration, Custodian, Transfer Agent and Trustee Compensation – INA serves as investment adviser to the Fund. The Adviser is entitled to a fee at the annual rate of 0.50% on the first $100 million of the Fund’s month-end net assets and 0.40% on the Fund’s month-end net assets in excess of $100 million. As previously disclosed as part of an internal reorganization, Cutwater Investor Services Corp. (“Cutwater”) merged into its affiliate, INA, on July 2, 2018. Effective July 2, 2018, the Fund’s investment management agreement was transferred to INA. The Bank of New York Mellon Corporation remains INA’s ultimate parent company. Historically, the Adviser and INA have operated under the same brand for some time and this merger is not expected to have any material impact on the day-to-day management of the Fund. This reorganization did not result in a change of control of the Adviser under the Investment Advisers Act of 1940, as amended, and the rules thereunder.

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), a member of The Bank of New York Mellon Corporation, provides accounting and administrative services to the Fund. The Bank of New York Mellon is the Fund’s custodian responsible for the custody of Fund’s assets. BNY Mellon is the contractual Transfer Agent to the Fund and has subcontracted with Computershare to provide transfer agency services to the Fund.

The Adviser is a wholly owned subsidiary of The Bank of New York Mellon Corporation. The Adviser works closely with and is administered by Insight Investment Management (Global) Limited (“Insight”), another of The Bank of New York Mellon Corporation’s investment management subsidiaries. The Adviser is subject to The Bank of New York Mellon Corporation’s Code of Conduct and various policies and procedures designed to address the potential for conflicts of interest that may arise in connection with the Adviser’s status as an affiliated person of The Bank of New York Mellon Corporation and its subsidiaries.

The Fund entered into a chief compliance officer outsourcing agreement (the “CCO Outsourcing Agreement”) with Lebisky Compliance Consulting LLC pursuant to which the Fund retains its Chief Compliance Officer. For the six months ended September 30, 2018, the Fund incurred $16,294 under the CCO Outsourcing Agreement which was reimbursed by the Adviser. As of September 30, 2018, the amount due from the Adviser under the fee waiver and expense reimbursement was $2,671.

The Trustees of the Fund receive an annual retainer, meeting fees and out of pocket expenses for meetings attended. The aggregate remuneration paid to the Trustees by the Fund during the six months ended September 30, 2018 was $59,263. Certain officers of the Fund are also officers and/or employees of the investment adviser. None of the Fund’s officers receives compensation from the Fund. As of September 30, 2018, the amount due to the Trustees was $1,933 included in Accrued Expenses Payable on the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (Unaudited) — continued

Note 5 – Dividend and Distribution Reinvestment – In accordance with the terms of the Amended and Restated Automatic Dividend Investment Plan (the “Plan”), for shareholders who so elect, dividends and distributions are made in the form of previously unissued Fund shares at the net asset value if on the Friday preceding the payment date (the “Valuation Date”) the closing New York Stock Exchange price per share, plus the brokerage commissions applicable to one such share equals or exceeds the net asset value per share. However, if the net asset value is less than 95% of the market price on the Valuation Date, the shares issued will be valued at 95% of the market price. If the net asset value per share exceeds market price plus commissions, the dividend or distribution proceeds are used to purchase Fund shares on the open market for participants in the Plan. During the six months ended September 30, 2018, the Fund did not issue any shares under this Plan.

Note 6 – Subsequent Event – Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

SHAREHOLDER INFORMATION (Unaudited)

BOARD CONSIDERATION OF RENEWAL OF INVESTMENT ADVISORY CONTRACT

At an in-person meeting held on May 10, 2018, the Board of Trustees (“Board” or “Trustees”), including a majority of those trustees who are not “interested persons” (the “Independent Trustees”) as such term is defined in the Investment Company Act of 1940, as amended (“Investment Company Act”), unanimously approved the continuation for an additional one-year period ending June 30, 2019 of the existing investment advisory agreement effective January 2, 2015 (the “Agreement”) between the Insight Select Income Fund (the “Fund”) and Insight North America, LLC (the “Adviser”). The Adviser is a wholly owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”). The continuation of the Agreement was last approved by the Board at a meeting of the Board on September 13, 2017.

Before meeting to determine whether to approve the continuation of the Agreement, the Trustees considered information provided by the Adviser in accordance with Section 15(c) of the Investment Company Act. The Trustees considered information that the Adviser provided regarding (i) the services performed for the Fund, (ii) the size and qualifications of the Adviser’s portfolio management staff, (iii) any potential or actual material conflicts of interest that may arise in connection with a portfolio manager’s management of the Fund, (iv) investment performance of the Fund, (v) the capitalization and financial condition of the Adviser and BNY Mellon, (vi) brokerage selection procedures, (vii) the procedures for allocating investment opportunities between the Fund and other clients of the Adviser, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser’s ability to service the Fund, and (x) compliance with the Fund’s investment objective, policies and practices (including codes of ethics and proxy voting policies), federal securities laws and other regulatory requirements. Included with this information was also information regarding the advisory fees received and an analysis of those fees in relation to the delivery of services to the Fund, the costs of providing such services, the profitability of the Adviser in general and as a result of the fees received from the Fund and any other ancillary benefit resulting from the Adviser’s relationship with the Fund. The Trustees also received a copy of the Agreement and the Adviser’s current Form ADV. The Trustees were provided with a memorandum from legal counsel regarding the legal standard applicable to their review of the Agreement. The Trustees reviewed comparative performance data, comparative statistics and advisory fee data for the Fund relative to five other investment grade corporate bond closed-end funds that do not utilize leverage with similar investment objectives, strategies and policies (the “Peer Group”).

Representatives of the Adviser joined the May 10, 2018 meeting to discuss the Adviser’s history, performance, investment strategy, and compliance program in connection with the continuation of the Agreement. The Trustees considered and weighed the above information based upon their accumulated experience in governing the Fund and working with the Adviser on matters relating to the Fund. During its deliberations on whether to approve the continuation of the Agreement, the Trustees considered many factors. In addition to the information provided by the Adviser as described above, the Trustees also considered all other factors they believed to be relevant in evaluating the Agreement. In their deliberations, the Trustees did not identify any particular information as controlling, and different Trustees may have attributed different weights to the various factors. However, the Trustees determined that the overall arrangements with the Adviser with respect to the Fund, as provided in the Agreement, including the investment advisory fees, are fair and reasonable in light of the services performed, expenses incurred and such other matters as the Trustees considered relevant. The following discussion, however, identifies the primary factors taken into account by the Trustees and the conclusions reached in approving the Agreement.

Nature, Extent, and Quality of Services. The Trustees considered the services provided by the Adviser to the Fund. The Trustees considered the Adviser’s personnel and the depth of personnel who possess the experience to provide

SHAREHOLDER INFORMATION (Unaudited) — continued

investment management services to the Fund. Based on the information provided by the Adviser, the Trustees concluded that (i) the nature, extent and quality of the services provided by the Adviser are appropriate and consistent with the terms of the Agreement, (ii) the quality of those services has been consistent with industry norms, (iii) the Fund is likely to benefit from the continued provision of those services by the Adviser, (iv) the Adviser has sufficient personnel, with the appropriate education and experience, to continue to serve the Fund effectively and has demonstrated its ability to attract and retain qualified personnel, and (v) the satisfactory nature, extent, and quality of services currently provided to the Fund and its shareholders is likely to continue.

Investment Performance. The Trustees considered the overall investment performance of the Adviser and the Fund for the one year, three year, five year, 10 year and since inception periods ended March 31, 2018. The Trustees reviewed and considered comparative performance data and the Fund’s performance relative to the average performance of the Peer Group and its respective benchmark index, the Bloomberg Barclays Capital US Credit Index (the “Benchmark”). The Trustees noted that the Fund outperformed its Peer Group average and the Benchmark for the one year, three year, five year, 10 year and since inception periods ended March 31, 2018.

The Trustees also noted that their review included evaluation of the Fund’s investment performance on an on-going basis throughout the year. The Trustees considered the consistency of performance results and the short-term and long-term performance of the Fund. They concluded that it was within an acceptable range of performance relative to other fixed-income closed-end funds with similar investment objectives, strategies and policies.

Comparative Expenses. The Trustees considered the cost of the services provided by the Adviser, the compensation and benefits received by the Adviser in providing services to the Fund, as well as the Adviser’s profitability. The Trustees were provided with and reviewed BNY Mellon’s financial statements for the fiscal year ended December 31, 2017. In addition, the Trustees considered any direct or indirect revenues received by affiliates of the Adviser, noting that BNY Mellon and its affiliates provide custodial, transfer agency, and administrative services to the Fund for which the Fund pays service fees. The Trustees were satisfied that the Adviser’s profits were sufficient to continue as a viable concern generally and as investment adviser to the Fund specifically. The Trustees concluded that the Adviser’s fees and profits (if any) derived from its relationship with the Fund in light of the Fund’s expenses were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other investment advisers for managing comparable funds with similar strategies.

The Trustees noted that the Fund’s net expense ratio was higher than the average net expense ratio of the Peer Group and that the Fund’s gross expense ratio was higher than the average gross expense ratio of comparable funds advised or sub-advised by the Adviser. The Trustees concluded that the overall expense ratio of the Fund was reasonable, taking into account the size of the Fund, the quality of services provided by the Adviser, and the investment performance of the Fund. On the basis of these considerations, together, with the other information it considered, the Board determined that the investment advisory fee to be received by the Adviser is reasonable in light of the services provided.

Economies of Scale. The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Trustees noted that the advisory fee included a break-point reduction in the advisory fee of 10 basis points on Fund assets in excess of $100 million, and that the Fund’s assets were above the break-point. As a result, the trustees considered that economies of scale are being realized in the management of the Fund for the benefit of shareholders.

Conclusion. After consideration of all the factors, taking into consideration the information presented at the meetings and deliberating in executive session, the entire Board, including the Independent Trustees, unanimously

SHAREHOLDER INFORMATION (Unaudited) — continued

approved the Agreement for an additional one year period. The Board concluded that the investment advisory fee rate under the Agreement is reasonable in relation to the services provided and that continuation of the Agreement is in the best interests of the shareholders of the Fund. The Trustees also concluded that the investment advisory fees are at acceptable levels in light of the quality of services provided to the Fund. On these bases, the Trustees concluded that the investment advisory fees for the Fund under the Agreement are reasonable. In arriving at their decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Fund was held on June 14, 2018. At the meeting, shareholders voted on the election of all trustees. Forty percent (40%) of the shares entitled to vote on the matter shall constitute a quorum. If a quorum is present, a plurality of all votes cast at the meeting is sufficient for the election of Trustees. A quorum was present and the proposal was approved, the details of which are as follows:

	Votes Cast in Favor	Withheld
W. Thacher Brown	9,385,610	254,616

Ellen D. Harvey	9,391,322	248,904

Thomas E. Spock	9,396,477	243,749

Suzanne P. Welsh	9,384,582	255,644

HOW TO GET INFORMATION REGARDING PROXIES

The Fund has adopted the Adviser’s proxy voting policies and procedures to govern the voting of proxies relating to the voting securities of the Fund. You may obtain a copy of these proxy voting procedures, without charge, by emailing clientservicena@insightinvestment.com or on the Securities and Exchange Commission website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by emailing clientservicena@insightinvestment.com or on the SEC’s website at www.sec.gov.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Security and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at http://www.sec.gov. Form N-Q is being rescinded. Once Form N-Q is rescinded, disclosure of the Fund’s complete holdings will be required to be made monthly on Form N-PORT, with every third month made available to the public by the Commission 60 days after the end of the Fund’s fiscal quarter.

ADDITIONAL TAX INFORMATION

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any) for the Fund that qualify for the dividends-received deductions for the year ended March 31, 2018 was 1.49%.

For the year ended March 31, 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the

SHAREHOLDER INFORMATION (Unaudited) — continued

Fund, 1.49% represents the amount of each distribution which may qualify for the 15% dividend income tax rate. Shareholders should not use this tax information to prepare their tax returns. The information will be included with your Form 1099 DIV which will be sent to you separately in January 2019.

For the fiscal year ended March 31, 2018, the Fund designated long-term capital gains of $2,562,976.

DIVIDEND REINVESTMENT PLAN

The Fund has established a plan for the automatic investment of dividends and distributions pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund. All shareholders of record are eligible to join the Plan. BNY Mellon acts as the agent (the “Agent”) for participants under the Plan.

Shareholders whose shares are registered in their own names may elect to participate in the Plan by completing an authorization form and returning it to the Agent. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

Dividends and distributions are reinvested under the Plan as follows. If the market price per share on the Friday before the payment date for the dividend or distribution (the “Valuation Date’’), plus the brokerage commissions applicable to one such share, equals or exceeds the net asset value per share on that date, the Fund will issue new shares to participants valued at the net asset value or, if the net asset value is less than 95% of the market price on the Valuation Date, then valued at 95% of the market price. If net asset value per share on the Valuation Date exceeds the market price per share on that date, plus the brokerage commissions applicable to one such share, the Agent will buy shares on the open market, on the New York Stock Exchange, for the participants’ accounts. If before the Agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the Agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution has been paid in shares issued by the Fund at net asset value.

There is no charge to participants for reinvesting dividends or distributions payable in either shares or cash. The Agent’s fees for handling of reinvestment of such dividends and distributions will be paid by the Fund. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or cash. However, each participant will be charged by the Agent a pro rata share of brokerage commissions incurred with respect to Agent’s open market purchases in connection with the reinvestment of dividends or distributions payable only in cash.

For purposes of determining the number of shares to be distributed under the Plan, the net asset value is computed on the Valuation Date and compared to the market value of such shares on such date. The Plan may be terminated by a participant by delivery of written notice of termination to the Agent at the address shown below. Upon termination, the Agent will cause a certificate or certificates for the full shares held for a participant under the Plan and a check for any fractional shares to be delivered to the former participant.

Distributions of investment company taxable income that are invested in additional shares generally are taxable to shareholders as ordinary income. A capital gain distribution that is reinvested in shares is taxable to shareholders as long-term capital gain, regardless of the length of time a shareholder has held the shares or whether such gain was realized by the Fund before the shareholder acquired such shares and was reflected in the price paid for the shares.

Plan information and authorization forms are available from BNY Mellon Investment Servicing (US) Inc., P.O. Box 358035, Pittsburgh, PA 15252-8035.

SHAREHOLDER INFORMATION (Unaudited) — continued

PRIVACY POLICY

The Fund has adopted procedures designed to maintain and secure the non-public personal information of its clients from inappropriate disclosure to third parties. The Fund is committed to keeping personal information collected from potential, current, and former clients confidential and secure. The proper handling of personal information is one of our highest priorities. The Fund never sells information relating to its clients to any outside third parties.

Client Information

The Fund will only collect and keep information which is necessary for it to provide the services requested by its shareholders, and to administer a shareholder account.

The Fund may collect nonpublic personal information from clients or potential clients such as name, address, tax identification or social security number, assets, income, net worth, copies of financial documents and other information that we may receive on applications or other forms, correspondence or conversations, or via other methods in order to conduct business.

The Fund may also collect information about your transactions with the Fund, Adviser, Adviser’s affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

This information may be obtained as a result of transactions with the Fund, Adviser, Adviser’s affiliates, its clients, or others. This could include transactions completed with affiliates or information received from outside vendors to complete transactions or to effect financial goals.

Sharing Information

The Fund only shares the nonpublic personal information of its shareholders with non-affiliated companies or individuals (i) as permitted by law and as required to provide services to shareholders, such as with representatives within Adviser, securities clearing firms, the Fund or insurance companies, and other financial services providers; or (ii) to comply with legal or regulatory requirements. The Fund may also disclose nonpublic personal information to another financial services provider in connection with the transfer of an account to such financial services provider. Further, in the normal course of business, the Fund may disclose information it collects about shareholders to companies or individuals that contract with the Fund or Adviser to perform servicing functions including, but not limited to, recordkeeping, consulting, and/or technology services.

Companies hired to provide support services are not permitted to use personal information for their own purposes, and are contractually obligated to maintain strict confidentiality. The Fund limits the use of personal information to the performance of the specific service requested.

The Fund does not provide personally identifiable information to mailing list vendors or solicitors for any purpose. When the Fund provides personal information to service providers, it requires these providers to agree to safeguard such information, to use the information only for the intended purpose, and to abide by applicable law.

Employee Access to Information

Only employees with a valid business reason have the ability to access a clients’ personal information. These employees are educated on the importance of maintaining the confidentiality and security of this information. They are required to abide by our information handling practices.

SHAREHOLDER INFORMATION (Unaudited) — continued

Protection of Information

The Fund maintains security standards to protect shareholders’ information, whether written, spoken, physical, or electronic. The Fund updates and checks its physical mechanisms and electronic systems to ensure the protection and integrity of information.

Maintaining Accurate Information

The Fund’s goal is to maintain accurate, up to date client records in accordance with industry standards. The Fund has procedures in place to keep information current and complete, including timely correction of inaccurate information.

Disclosure of our Privacy Policy

The Fund recognizes and respects the privacy concerns of its potential, current, and former shareholders. The Fund, Adviser and Adviser’s affiliates are committed to safeguarding this information and may provide this Privacy Policy for informational purposes to shareholders and employees, and will distribute and update it as required by law. It is also available upon request.

The Fund seeks to carefully safeguard shareholder information and, to that end, restricts access to non-public personal information about our shareholders to those employees and other persons who need to know the information to enable the Fund to provide services to its shareholders. The Fund, Adviser and their service agents maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information. In the event that you maintain an account through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

HOW TO GET ASSISTANCE WITH SHARE TRANSFER OR DIVIDENDS

Contact Your Transfer Agent:

BNY Mellon Investment Servicing (US) Inc.

P.O. Box 358035, Pittsburgh, PA 15252-8035, or call 1-866-333-6685

T    R   U   S   T   E   E   S

W. THACHER BROWN

ELLEN D. HARVEY

THOMAS E. SPOCK

SUZANNE P. WELSH

O   F   F   I   C   E   R   S

CLIFFORD D. CORSO

President

THOMAS E. STABILE

Treasurer

DAVID C. LEBISKY

Secretary and Chief Compliance Officer

GAUTAM KHANNA

Vice President

I   N   V   E   S   T   M    E   N   T    A   D   V   I   S   E   R

INSIGHT NORTH AMERICA LLC

200 PARK AVE, 7TH FLOOR

NEW YORK, NY 10166

C   U   S   T   O   D   I    A   N

THE BANK OF NEW YORK MELLON

2 HANSON PLACE

BROOKLYN, NY 11217

T   R   A   N   S   F   E   R    A   G    E   N   T

BNY MELLON INVESTMENT SERVICING (US) INC.

P.O. BOX 358035

PITTSBURGH, PA 15252-8035

1-866-333-6685

C   O   U   N   S   E   L

PEPPER HAMILTON LLP

3000 TWO LOGAN SQUARE

EIGHTEENTH & ARCH STREETS

PHILADELPHIA, PA 19103

I   N   D   E   P   E   N   D   E   N    T    R   E   G   I   S   T   E   R   E   D

P   U   B   L   I   C     A   C   C   O   U   N   T   I   N   G    F   I   R    M

TAIT, WELLER & BAKER LLP

1818 MARKET STREET

SUITE 2400

PHILADELPHIA, PA 19103

Insight Select Income Fund

Semi-Annual Report

September 30, 2018

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Portfolio manager Robert Claiborne retired from Insight North America LLC on June 28, 2018.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-

K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Insight Select Income Fund

By (Signature and Title)*	/s/ Clifford D. Corso
Clifford D. Corso, President
(Principal Executive Officer)

Date	November 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Clifford D. Corso
Clifford D. Corso, President
(Principal Executive Officer)

Date	November 26, 2018

By (Signature and Title)*	/s/ Thomas E. Stabile
Thomas E. Stabile, Treasurer
(Principal Financial Officer)

Date	November 26, 2018

* Print the name and title of each signing officer under his or her signature.